Property and Equipment, net	12 Months Ended
Sep. 30, 2022
Property, Plant and Equipment [Abstract]
Property and Equipment, net

5. Property and Equipment, net

Property and equipment, net consist of the following:

	September 30, 2022	September 30, 2021
	US$	US$
Land	721,462	1,007,273
Buildings	1,129,961	2,131,945
Machinery & equipment	92,654	84,542
Vehicles	153,851	127,997
Furniture and fixtures	91,958	71,301
Software	698,000	698,000
Total	2,887,886	4,121,058
Less: Accumulated depreciation	(682,802)	(641,136)
Property and equipment, net	2,205,084	3,479,922

Depreciation expenses was recorded in general and administrative expense. The Company recorded depreciation expenses of US$220,767 and US$126,234 for the year ended September 30, 2022 and 2021, respectively.

During the year ended September 30, 2022, the Company dispose of a building, including the land, with the aggregate cost of $1,287,795. A disposal gain of $813,064 was recognized as a result of this disposal.